UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 5, 2013

(Date of Report/Date of Earliest Event Reported)

AMR Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-8400	75-1825172
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

4333 Amon Carter Blvd.

Fort Worth, Texas 76155

(Address of principal executive offices)

Registrant’s telephone number, including area code: (817) 963-1234

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03	Creation of a Direct Financial Obligation

American Airlines, Inc. (“American”), a wholly-owned subsidiary of AMR Corporation (“AMR”), and Wilmington Trust Company, as loan trustee (the “Loan Trustee”), entered into ten separate participation agreement amendments (each, a “Participation Agreement Amendment” ) to existing participation agreements entered into by American on March 26, 2013, April 2, 2013 or April 29, 2013, as the case may be (each such existing participation agreement, an “Existing Participation Agreement,” and as amended by the related Participation Agreement Amendment, an “Amended Participation Agreement”), in connection with the financing of Funded Aircraft (as defined hereafter). The other parties to the Participation Agreement Amendments are Wilmington Trust Company, as subordination agent (the “Subordination Agent”); as pass through trustee under the existing pass through trust formed by American (the “Class A Trustee”) on March 12, 2013 in connection with the issuance and sale of American Airlines, Inc. Pass Through Certificates, Series 2013-1A (the “Class A Certificates”); as pass through trustee under the existing pass through trust formed by American (the “Class B Trustee”) on March 12, 2013 in connection with the issuance and sale of American Airlines, Inc. Pass Through Certificates, Series 2013-1B (the “Class B Certificates”); as pass through trustee under the pass through trust newly formed by American (the “Class C Trustee” and, together with the Class A Trustee and the Class B Trustee, the “Trustees”) on the date hereof in connection with the issuance and sale of American Airlines, Inc. Pass Through Certificates, Series 2013-1C (the “Class C Certificates”). The Participation Agreement Amendments provide for the issuance by American of series C equipment notes (the “Funded Aircraft Series C Equipment Notes”), pursuant to ten separate indenture amendments (each, an “Indenture Amendment”) to existing indenture and security agreements entered into by the Company on March 26, 2013, April 2, 2013 or April 29, 2013, as the case may be, with the Loan Trustee (each such existing indenture, an “Existing Indenture,” and as amended by the related Indenture Amendment, an “Amended Indenture”) in connection with the financing of Funded Aircraft, in the aggregate principal amount of $53,792,000. The Funded Aircraft Series C Equipment Notes are secured by: (a) eight Boeing 737-823 aircraft delivered new to American in 2000 and 2001, (b) one Boeing 777-223ER aircraft delivered new to American in 2000 and (c) one Boeing 777-323ER aircraft delivered new to American in April 2013 (collectively, the “Funded Aircraft”). The Funded Aircraft also secure the series A equipment notes and the series B equipment notes previously issued pursuant to the Existing Indentures. The Existing Participation Agreement, the Existing Indenture, the Participation Agreement Amendment, the Indenture Amendment, the series A equipment note, the series B equipment note and the Funded Aircraft Series C Equipment Note with respect to the Funded Aircraft bearing U.S. Registration Number N936AN are filed herewith as Exhibits 4.11, 4.12, 4.13, 4.14, 4.15, 4.16 and 4.17, respectively. The Existing Participation Agreement, the Existing Indenture, the Participation Agreement Amendment, the Indenture Amendment, the series A equipment notes, the series B equipment notes and the Funded Aircraft Series C Equipment Note with respect to the other nine Funded Aircraft are substantially identical in all material respects, except for the differences set forth in Schedule I filed herewith as Exhibit 99.2.

On June 5, 2013, American, the Subordination Agent, the Trustees, Wilmington Trust, National Association, as escrow agent (the “Escrow Agent”) under the Escrow Agreement (as defined below), and Wilmington Trust Company, as paying agent (the “Paying Agent”) under the Escrow Agreement, and certain other parties entered into an amended and restated note purchase agreement (the “Note Purchase Agreement”). The Note Purchase Agreement, subject to certain terms and conditions, provides for the future issuance by American of series C equipment notes (the “Pre-Funded Aircraft Series C Equipment Notes” and, together with the Funded Aircraft Series C Equipment Notes, the “Series C Equipment Notes”) in the aggregate principal amount of $65,977,000 to be secured by three new Boeing 777-323ER aircraft, two of which are still to be delivered to American, in each case as specified in the Note Purchase Agreement (collectively, the “Pre-Funded Aircraft” and, together with the Funded Aircraft, the “Aircraft”). Pursuant to the Note Purchase Agreement, the Pre-Funded Aircraft Series C Equipment Notes will be issued under an Indenture and Security Agreement (each, a “Pre-Funded Aircraft Indenture” and, together with the Amended Indentures, the “Indentures”) with respect to each Pre-Funded Aircraft to be entered into by American and the Loan Trustee.

Once all of the Series C Equipment Notes have been issued, the aggregate principal amount of Series C Equipment Notes will be equal to $119,769,000. The Series C Equipment Notes have been or will be purchased by the Class C Trustee, using the proceeds from the sale of a total of $119,769,000 of Class C Certificates. The Series C Equipment Notes bear interest at the rate of 6.125% per annum. The Class C Certificates rank generally junior to the Class A Certificates and the Class B Certificates.

Pending the purchase of the Pre-Funded Aircraft Series C Equipment Notes, $67,977,000 in proceeds from the sale of the Class C Certificates was placed in escrow by the Class C Trustee pursuant to an Escrow and Paying Agent Agreement, dated as of June 5, 2013, among the Escrow Agent, the Paying Agent, Deutsche Bank Securities Inc., Morgan Stanley & Co. LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co. and J.P. Morgan Securities LLC, as initial purchasers, and the Class C Trustee (the “Escrow Agreement”). The escrowed funds were deposited with Natixis S.A., acting via its New York Branch (the “Depositary”), under a deposit agreement, dated as of June 5, 2013, between the Escrow Agent and the Depositary.

The interest on the issued and outstanding Series C Equipment Notes and the escrowed funds, as the case may be, is payable semi-annually on each January 15 and July 15, beginning on July 15, 2013. The entire principal on the issued and outstanding Series C Equipment Notes is scheduled for payment on July 15, 2018. Maturity of the Series C Equipment Notes may be accelerated upon the occurrence of certain events of default, including failure by American (in some cases after notice or the expiration of a grace period, or both) to make payments under the applicable Indenture when due or to comply with certain covenants, as well as certain events during American’s current bankruptcy proceeding and certain bankruptcy and insolvency events involving American after American emerges from its current bankruptcy proceeding. The Series C Equipment Notes issued with respect to each Aircraft will be secured by a lien on such Aircraft and also will be cross-collateralized by the other Aircraft financed pursuant to the Amended Participation Agreements, the Amended Indentures and the Note Purchase Agreement.

The Class C Certificates were sold in a private placement to “qualified institutional buyers” as defined in, and in reliance on, Rule 144A under the Securities Act of 1933, as amended. Pursuant to a registration rights agreement, which American entered into upon the issuance of the Class C Certificates, American expects to file an exchange offer registration statement or, under specific circumstances, a shelf registration statement with respect to the Class C Certificates.

The foregoing description of the Note Purchase Agreement and the other agreements and instruments is qualified in its entirety by reference to such agreements and instruments, copies of which are filed herewith as exhibits and are incorporated by reference herein.

Item 8.01	Other Events

AMR is filing herewith a press release issued on June 5, 2013 by American as Exhibit 99.1, which is included herein. This press release was issued to announce the closing of the transactions described under Item 2.03 above.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

The Exhibit Index attached to this Current Report is hereby incorporated by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMR Corporation

Date: June 5, 2013	By:	/s/ Kenneth W. Wimberly
Kenneth W. Wimberly
Corporate Secretary

EXHIBIT INDEX

Exhibit	Description

4.1	Pass Through Trust Agreement, dated as of March 12, 2013, between American Airlines, Inc. and Wilmington Trust Company (filed as Exhibit 4.1 to AMR’s Current Report on Form 8-K, dated March 12, 2013, and incorporated by reference herein)

4.2	Trust Supplement No. 2013-1C, dated as of June 5, 2013, among American Airlines, Inc. and Wilmington Trust Company, as Class C Trustee, to the Pass Through Trust Agreement, dated as of March 12, 2013

4.3	Amended and Restated Intercreditor Agreement (2013-1), dated as of June 5, 2013, among Wilmington Trust Company, as Trustee of the American Airlines Pass Through Trust 2013-1A, American Airlines Pass Through Trust 2013-1B and American Airlines Pass Through Trust 2013-1C, Natixis S.A., acting via its New York Branch, as Class A Liquidity Provider and as Class B Liquidity Provider, and Wilmington Trust Company, as Subordination Agent

4.4	Deposit Agreement (Class C), dated as of June 5, 2013, between Wilmington Trust, National Association, as Escrow Agent, and Natixis S.A., acting via its New York Branch, as Depositary

4.5	Escrow and Paying Agent Agreement (Class C), dated as of June 5, 2013, among Wilmington Trust, National Association, as Escrow Agent, Deutsche Bank Securities Inc., Morgan Stanley & Co. LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co. and J.P. Morgan Securities LLC, as Initial Purchasers, Wilmington Trust Company, not in its individual capacity, but solely as Pass Through Trustee for and on behalf of American Airlines Pass Through Trust 2013-1C, and Wilmington Trust Company, as Paying Agent

4.6	Amended and Restated Note Purchase Agreement, dated as of June 5, 2013, among American Airlines, Inc., Wilmington Trust Company, as Pass Through Trustee under each of the Pass Through Trust Agreements, Wilmington Trust Company, as Subordination Agent, Wilmington Trust, National Association, as Escrow Agent, and Wilmington Trust Company, as Paying Agent

4.7	Form of Participation Agreement (Participation Agreement among American Airlines, Inc., Wilmington Trust Company, as Pass Through Trustee under each of the Pass Through Trust Agreements, Wilmington Trust Company, as Subordination Agent, Wilmington Trust Company, as Loan Trustee, and Wilmington Trust Company, in its individual capacity as set forth therein) (Exhibit B to Note Purchase Agreement)

4.8	Form of Indenture and Security Agreement (Indenture and Security Agreement between American Airlines, Inc. and Wilmington Trust Company, as Loan Trustee) (Exhibit C to Note Purchase Agreement)

4.9	Form of Pass Through Trust Certificate, Series 2013-1C (included in Exhibit A to Exhibit 4.2)

4.10	Form of Series 2013-1 Equipment Notes (included in Section 2.01 of Exhibit 4.8)

4.11	Participation Agreement (N936AN), dated as of April 2, 2013, among American Airlines, Inc., Wilmington Trust Company, as Pass Through Trustee under each of the Pass Through Trust Agreements, Wilmington Trust Company, as Subordination Agent, Wilmington Trust Company, as Loan Trustee, and Wilmington Trust Company, in its individual capacity as set forth therein

4.12	First Amendment to Participation Agreement (N936AN), dated as of June 5, 2013, among American Airlines, Inc., Wilmington Trust Company, as Pass Through Trustee under each of the Pass Through Trust Agreements, Wilmington Trust Company, as Subordination Agent, Wilmington Trust Company, as Loan Trustee, and Wilmington Trust Company, in its individual capacity as set forth therein

4.13	Indenture and Security Agreement (N936AN), dated as of April 2, 2013, between American Airlines, Inc. and Wilmington Trust Company, as Loan Trustee

4.14	First Amendment to Indenture and Security Agreement (N936AN), dated as of June 5, 2013, between American Airlines, Inc. and Wilmington Trust Company, as Loan Trustee

4.15	Series 2013-1A N936AN Equipment Note No. 1, dated April 2, 2013

4.16	Series 2013-1B N936AN Equipment Note No. 1, dated April 2, 2013

4.17	Series 2013-1C N936AN Equipment Note No. 1, dated June 5, 2013

4.18	Registration Rights Agreement, dated as of June 5, 2013, among American Airlines, Inc., Wilmington Trust Company, as Trustee under Trust Supplement No. 2013-1C, dated as of June 5, and Deutsche Bank Securities Inc., Morgan Stanley & Co. LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co. and J.P. Morgan Securities LLC, in their capacity as representatives of the Initial Purchasers

99.1	Press Release of American Airlines, Inc. dated June 5, 2013

99.2	Schedule I*

*	Pursuant to Instruction 2 to Item 6.01 of Regulation S-K, Exhibit 99.2 filed herewith contains a list of documents applicable to the financing of the Funded Aircraft in connection with the offering of the Class C Certificates, which documents are substantially identical to those filed herewith as Exhibits 4.11, 4.12, 4.13, 4.14, 4.15, 4.16 and 4.17. Exhibit 99.2 sets forth the details by which such documents differ from the corresponding Exhibits.